                                                                   EXHIBIT 99(A)
                        KEYCORP STUDENT LOAN TRUST 2001-A
           Noteholders' Statement pursuant to Section 5.07 of Sale and
       Servicing Agreement (capitalized terms used herein are defined in
                              Appendix A thereto)

                      DISTRIBUTION DATE: SEPTEMBER 29, 2003
                                         -------------------------------

(i)      Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-1 Notes:                                   $0.00
            ( $0.00000000000            per $1,000 original principal amount of Class I-A-1 Notes)         ------------------------
             --------------------------

(ii)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-2 Notes:                          $13,906,370.74
            ( $0.00005758332            per $1,000 original principal amount of Class II-A-2 Notes)        ------------------------
             --------------------------

(iii)    Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-B Notes:                                     $0.00
            ( $0.00000000000            per $1,000 original principal amount of Class I-B Notes)           ------------------------
             --------------------------

(iv)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-1 Notes:                          $8,976,912.68
            ( $0.00013240284            per $1,000 original principal amount of Class II-A-1 Notes)        ------------------------
             --------------------------

(v)      Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-2 Notes:                          $1,426,175.08
            ( $0.00000373149            per $1,000 original principal amount of Class II-A-2 Notes)        ------------------------
             --------------------------

(vi)     Amount of INTEREST being paid or distributed in respect of the CLASS I-A-1 Notes:                                    $0.00
            ( $0.00000000000            per $1,000 original principal amount of Class I-A-1 Notes)         ------------------------
             --------------------------

(vii)    Amount of INTEREST being paid or distributed in respect of the CLASS I-A-2 Notes:                              $693,319.40
            ( $0.00000287089            per $1,000 original principal amount of Class I-A-2 Notes)         ------------------------
             --------------------------

(viii)   Amount of INTEREST being paid or distributed in respect of the CLASS I-B Notes:                                 $42,495.83
            ( $0.00000404722            per $1,000 original principal amount of Class I-B Notes)           ------------------------
             --------------------------

(ix)     Amount of INTEREST being paid or distributed in respect of the CLASS II-A-1 Notes:                              $26,955.67
            ( $0.00000039758            per $1,000 original principal amount of Class II-A-1 Notes)        ------------------------
             --------------------------

(x)      Amount of INTEREST being paid or distributed in respect of the CLASS II-A-2 Notes:                           $1,267,417.67
            ( $0.00000331611            per $1,000 original principal amount of Class II-A-2 Notes)        ------------------------
             --------------------------

(xi)     Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
           (1) Distributed to Class I-A-1 Noteholders:                                $0.00
                                                            -------------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class I-A-1 Notes)
             --------------------------
           (2) Distributed to Class I-A-2 Noteholders:                                $0.00
                                                            -------------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class I-A-2 Notes)
             --------------------------
           (3) Distributed to Class I-B Noteholders:                                  $0.00
                                                            -------------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class I-B Notes)
             --------------------------
           (4) Distributed to Class II-A-1 Noteholders:                               $0.00
                                                            -------------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class II-A-1 Notes)
             --------------------------
           (5) Distributed to Class II-A-2 Noteholders:                               $0.00
                                                            -------------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class II-A-2 Notes)
             --------------------------
           (6) Balance on Class I-A-1 Notes:                                $0.00
                                                  -------------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class I-A-1 Notes)
             --------------------------

                                   Page 1 of 4

                        KEYCORP STUDENT LOAN TRUST 2001-A
           Noteholders' Statement pursuant to Section 5.07 of Sale and
       Servicing Agreement (capitalized terms used herein are defined in
                              Appendix A thereto)

                      DISTRIBUTION DATE: SEPTEMBER 29, 2003
                                         ------------------

           (7) Balance on Class I-A-2 Notes:                                $0.00
                                                  -------------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class I-A-2 Notes)
             --------------------------
           (8) Balance on Class I-B Notes:                                  $0.00
                                                  -------------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class I-B Notes)
             --------------------------
           (9) Balance on Class II-A-1 Notes:                               $0.00
                                                  -------------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class II-A-1 Notes)
              --------------------------
          (10) Balance on Class II-A-2 Notes:                               $0.00
                                                  -------------------------------
            ( $0.00000000000            per $1,000 original principal amount of Class II-A-2 Notes)
             --------------------------

(xii)     (X)  Payments made under the Group I Cap Agreement on such date:
            (                     $0.00 with respect to the Class I-A-1 Notes,
             --------------------------
                                  $0.00 with respect to Class I-A-2 Notes, and
             --------------------------
                                  $0.00 with respect to Class I-B Notes), and
             --------------------------
          (Y)  payments made under the Group II Cap Agreement on such date:
            (                     $0.00 with respect to Class II-A-1 Notes and
             --------------------------
                                  $0.00 with respect to the Class II-A-2 Notes); and
             --------------------------
               the total outstanding amount owed to the Cap Provider:
                                  $0.00 with respect to the Group I Cap Agreement and
             --------------------------
                                   $0.00 with respect to the Group II Cap Agreement.
             --------------------------

(xiii)   (X)  GROUP I POOL BALANCE at the end of the related Collection Period:                  $227,486,305.80                and
                                                                                             --------------------------
         (Y)  GROUP II POOL BALANCE at the end of the related Collection Period:                 $380,773,824.92
                                                                                             --------------------------
(xiv)    After giving effect to distributions on this Distribution Date:
         (a)    (1) OUTSTANDING PRINCIPAL amount of CLASS I-A-1 Notes:                                $0.00
                                                                                 --------------------------
                (2) Pool Factor for the Class I-A-1 Notes:                                 -
                                                                 --------------------------------
         (b)    (1) outstanding principal amount of CLASS I-A-2 Notes:                      $216,986,305.80
                                                                                 --------------------------
                (2) Pool Factor for the Class I-A-2 Notes:                            0.898494000
                                                                 --------------------------------
         (c)    (1) outstanding principal amount of CLASS I-B Notes:                         $10,500,000.00
                                                                                 --------------------------
                (2) Pool Factor for the Class I-B Notes:                              1.000000000
                                                                 --------------------------------
         (d)    (1) outstanding principal amount of CLASS II-A-1 Notes:                               $0.00
                                                                                 --------------------------
                (2) Pool Factor for the Class II-A-1 Notes:                                -
                                                                 --------------------------------
         (e)    (1) outstanding principal amount of CLASS II-A-2 Notes:                     $380,773,824.92
                                                                                 --------------------------
                (2) Pool Factor for the Class II-A-2 Notes:                           0.996268500
                                                                 --------------------------------

(xv)     NOTE INTEREST RATE for the Notes:
         (a)  In general:
                (1) Three-Month LIBOR
                    for the period from the previous Distribution Date to this Distribution Date was                       1.00000%
                                                                                                                     --------------
                (2) the Student Loan Rate was for Group I:   5.47386%                  and Group II:   3.21799%
                                                            ---------------------                     ---------------

                                   Page 2 of 4
                                   Page 6 of 8

                        KEYCORP STUDENT LOAN TRUST 2001-A
           Noteholders' Statement pursuant to Section 5.07 of Sale and
       Servicing Agreement (capitalized terms used herein are defined in
                              Appendix A thereto)

                      DISTRIBUTION DATE: SEPTEMBER 29, 2003
                                         ------------------


         (b) Note Interest Rate for the CLASS I-A-1 Notes:                     1.07000%    based on   Index-based Rate
                                                                 ---------------------                --------------------------
         (c)  Note Interest Rate for the CLASS I-A-2 Notes:                    1.15000%    based on   Index-based Rate
                                                                 ---------------------                --------------------------
         (d)  Note Interest Rate for the CLASS I-B Notes:                      1.55000%    based on   Index-based Rate
                                                                 ---------------------                --------------------------
         (e)  Note Interest Rate for the CLASS II-A-1 Notes:                   1.15000%    based on   Index-based Rate
                                                                 ---------------------                --------------------------
         (f)  Note Interest Rate for the CLASS II-A-2 Notes:                   1.27000%    based on   Index-based Rate
                                                                 ---------------------                --------------------------

(xvi)    Amount of MASTER SERVICING FEE for related Collection Period:
                            $291,528.26 with respect to the GROUP I Student Loans and
             --------------------------
                            $479,912.00 with respect to the GROUP II Student Loans
             --------------------------
            (            $0.00000297478 per $1,000 original principal amount of Class I-A-1 Notes,
             --------------------------
                         $0.00000120716 per $1,000 original principal balance of Class I-A-2 Notes
             --------------------------
                         $0.00002776460 per $1,000 original principal balance of Class I-B Notes,
             --------------------------
                         $0.00000707835 per $1,000 original principal balance of Class II-A-1 Notes and
             --------------------------
                         $0.00000125566 per $1,000 original principal balance of Class II-A-2 Notes);
             --------------------------

(xvii)   Amount of ADMINISTRATION FEE for related Collection Period:
                              $1,121.99 with respect to the GROUP I Notes and
             --------------------------
                              $1,878.01 with respect to the GROUP II Notes
             --------------------------
            (            $0.00000001145 per $1,000 original principal amount of Class I-A-1 Notes,
             --------------------------
                         $0.00000000465 per $1,000 original principal balance of Class I-A-2 Notes
             --------------------------
                         $0.00000010686 per $1,000 original principal balance of Class I-B Notes,
             --------------------------
                         $0.00000002770 per $1,000 original principal balance of Class II-A-1 Notes and
             --------------------------
                         $0.00000000491 per $1,000 original principal balance of Class II-A-2 Notes);
             --------------------------

(xviii)  (a)  Aggregate amount of REALIZED LOSSES (if any) for the related Collection Period:
                                  $0.00 with respect to the GROUP I Student Loans
             --------------------------
                                  $0.00 with respect to the GROUP II Student Loans
             --------------------------
         (b) Balance of Financed Student Loans that are DELINQUENT in each delinquency period as of the end of the related Collection Period:
                  with respect to the GROUP I Student Loans
                                                       # of
                                                       Loans                          $ Amount
              30-60 Days Delinquent                     248                           $4,481,474
              61-90 Days Delinquent                      91                           $1,551,410
              91-120 Days Delinquent                     49                             $803,546
              More than 120 Days Delinquent             261                           $3,424,784
              Claims Filed Awaiting Payment              55                             $227,324

                   and with respect to the GROUP II Student Loans.
                                                       # of
                                                       Loans                          $ Amount
              30-60 Days Delinquent                     908                           $8,362,862
              61-90 Days Delinquent                     435                           $3,959,503
              91-120 Days Delinquent                    262                           $2,923,732
              More than 120 Days Delinquent             238                           $2,362,025
              Claims Filed Awaiting Payment             127                           $1,633,878

                                   Page 3 of 4
                                   Page 7 of 8

                        KEYCORP STUDENT LOAN TRUST 2001-A
           Noteholders' Statement pursuant to Section 5.07 of Sale and
       Servicing Agreement (capitalized terms used herein are defined in
                              Appendix A thereto)

                      DISTRIBUTION DATE: SEPTEMBER 29, 2003
                                         ------------------


(xix)    Amount in the GROUP I PRE-FUNDING Account:                                   $0.00
                                                            -------------------------------
         Amount in the Group I Pre-Funding Account at the end of the Funding Period to be distributed as a
         payment of principal in respect of the Notes:                          $207,914.25
                                                            -------------------------------

(xx)     Amount in the GROUP II PRE-FUNDING Account:                                  $0.00
                                                            -------------------------------
         Amount in the Group II Pre-Funding Account at the end of the Funding Period to be distributed as a
         payment of principal in respect of the Notes:                          $578,254.66
                                                            -------------------------------

(xxi)    Amount of the INSURER PREMIUM paid to the Securities Insurer on such Distribution Date                         $122,000.00
                                                                                                                -------------------

(xxii)   Amount received from the Securities Insurer with respect to the Group II Notes Guaranty Insurance
         Policy:                   $0.00
                   ---------------------
                   ---------------------

(xxiii)  Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant to the
         Group II Notes Guaranty Insurance Policy                                                 $0.00
                                                                                      --------------------------

(xxiv)   (A) with respect to the GROUP I INTEREST RATE SWAP:
             the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:                     $79,190.51
                                                                                                                    --------------
             the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:                        $0.00
                                                                                                                    --------------
             the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                        $0.00
                                                                                                      --------------
             the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                        $0.00
                                                                                                      --------------
             and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:
                             $0.00; and
             ---------------------
         (B) with respect to the GROUP II INTEREST RATE SWAP:
             the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:                     $74,489.91
                                                                                                                     -------------
            the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:                         $0.00;
                                                                                                                     -------------
            the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                         $0.00;
                                                                                                      --------------
            the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                         $0.00;
                                                                                                      --------------
            and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:
                             $0.00
             ---------------------

(xxv)    the Class I-A-1 Cap Payment paid to the Cap Provider on such Distribution Date:                             $0.00;
                                                                                                           ---------------
         the Class I-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:                             $0.00;
                                                                                                           ---------------
         Class I-B Cap Payment paid to the Cap Provider on such Distribution Date:                              $0.00;
                                                                                                      ---------------
         Class II-A-1 Cap Payment paid to the Cap Provider on such Distribution Date                            $0.00; and
                                                                                                      ---------------
         Class II-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:                           $0.00.
                                                                                                      ---------------

                                   Page 4 of 4
                                   Page 8 of 8